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                                                                   Exhibit 10.17




                             COVENANT NOT TO COMPETE
                    BIODELIVERY SCIENCES INTERNATIONAL, INC.

         This Covenant Not to Compete is made and entered into by and between BioDelivery Sciences International, Inc., an Indiana corporation (hereinafter referred to as the "Company"), and Francis E. O'Donnell, MD (hereinafter referred to as the "Second Party").

                                R E C I T A L S :

         WHEREAS, the Company is engaged in the business of developing and commercializing proprietary and patented cochleate delivery technology (the Business");

         WHEREAS, Second Party has executed an Employment Agreement with the Company;

         WHEREAS, Second Party acknowledges that the Company's Business activities extend throughout the United States;

         WHEREAS, Second Party acknowledges that through such employment he has and/or may acquire a special knowledge of the Company's Business; and the clients, accounts, business lists, prospects, records, corporate policies, operational methods and techniques and other useful information and trade secrets of the Company (hereinafter all collectively referred to and defined as "Confidential Information");

         WHEREAS, Second Party acknowledges that the Company's legitimate business interests include the Confidential Information and the Company's customer goodwill (hereinafter referred to and defined as the "Company's Legitimate Business Interests") and that the Company's Legitimate Business Interests would be harmed if Second Party engaged in competitive activities with the Company anywhere in the world; and

         WHEREAS, the Company and Second Party, pursuant to the provisions of this Agreement, wish to enter into an agreement as embodied herein whereby Second Party will refrain from owning, managing, or in any manner or capacity working for a business developing and commercializing proprietary and patented cochleate delivery systems and from soliciting customers of the Company and employees of the Company for competitive purposes as defined herein during Second Party's employment with the Company and during the period of five years after Second Party's cessation of employment with the Company in the geographical location of anywhere in the world.

         NOW, THEREFORE, in consideration of the premises and the respective covenants and agreements of the parties herein contained, and for additional good and valuable consideration the receipt and sufficiency of which is acknowledged by the parties, including, but not limited to, the Second Party's employment with the Company and the continuation of the Second Party's employment with the Company, the parties mutually agree as follows:

         1. CONFIRMATION OF RECITALS - The foregoing recitals are true and correct and are hereby ratified and confirmed by the parties and made an integral part of this Agreement; as such,
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the recitals shall be used in any construction of this Agreement, especially as it relates to the intent of the parties.

         2. DEFINITION OF COMPETITION - For purposes of this Agreement "Competitive Activity" shall mean the development, manufacturing or sale of any cochleate based delivery system.

         3. NON-COMPETE - The Second Party will not do, or intend to do, any of the following, either directly or indirectly, during Second Party's employment with the Company and during the period of two (2) years after Second Party's cessation of employment with the Company, anywhere in the world:

                  a. Own, manage, operate, control, consult for, be an officer or director of, work for, or be employed in any capacity by any company or any other business, entity, agency or organization which conducts a mail order specialty pharmacy business; or

                  b. Solicit prior or current customers of the Company for any purpose in competition (as defined herein) with the Company; or

                  c. Solicit any then current employees employed by the Company without the Company's consent.

                           The Second Party and Company agree that the phrase
"Second Party's cessation of employment with the Company" as used in this Agreement, refers to any separation of Second Party from his employment at the Company either voluntarily or involuntarily, either with cause or without cause, or whether the separation is at the behest of the Company or the Second Party (hereinafter referred to and defined as "Second Party's Cessation of Employment").

                           The Employment Agreement between Second Party and the
Company expressly authorizes and permits Second Party to continue in or enter into employment and ownership relationships with other entities. Entering into and carrying out such employment and ownership relationships permitted by the Employment Agreement between the Company and Second Party shall not be deemed to be a violation of this Covenant Not to Compete provided that such entities are not engaged in the business of developing and commercializing proprietary and patented cochleate delivery technology. Furthermore, such companies, by virtue of an employment or ownership relationship with Second Party, shall not be deemed to have participated in any violation or breach of this Agreement.

         4. INJUNCTION AND DAMAGES - Second Party agrees that this Agreement is important, material, confidential, and gravely effects the effective and successful conduct of the business of the Company, and it effects its reputation and good will and is necessary to protect the Company's Legitimate Business Interests. Second Party recognizes and agrees that the Company will suffer irreparable injury in the event of Second Party's breach of any covenant or agreement contained herein and cannot be compensated by monetary damages alone, and Second Party therefore agrees that the Company, in addition to and without limiting any other remedies or rights that it may have, either under this Agreement or otherwise, shall have the right to obtain injunctive relief, both temporary and permanent, against the Second Party from any court of competent jurisdiction. Second Party further agrees that in the event of Second Party's breach of any covenant or agreement
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contained herein, the Company, in addition to its right to obtain injunctive relief, shall further be entitled to seek damages, including, but not limited to, compensatory, incidental, consequential, exemplary, and lost profits damages. Second Party agrees to pay the Company's reasonable attorney's fees and costs for enforcement of this Agreement, if the Second Party breaches this Agreement.

         5. MISCELLANEOUS - Wherever used in this Agreement, the phrase "directly or indirectly" includes, but is not limited to Second Party acting through Second Party's wife, children, parents, brothers, sisters, or any other relatives, friends, trustees, agents, associates or entities with which Second Party is affiliated with in any capacity. The Company may waive a provision of this Agreement only in a writing signed by a representative of the Board of Directors of the Company and specifically stating what is waived. The rights of the Company under this Agreement may be assigned; however, the covenants, warranties, and obligations of the Second Party cannot be assigned without the prior written approval of the Company. The title of this Agreement and the paragraph headings of this Agreement are not substantive parts of this Agreement and shall not limit or restrict this Agreement in any way. This Agreement survives after the Second Party's Cessation of Employment. No change, addition, deletion, or amendment of this Agreement shall be valid or binding upon Second Party or the Company unless in writing and signed by Second Party and the Company. In the event a court of competent jurisdiction determines any covenant set forth herein to be too broad to be enforceable or determines this Agreement to be unreasonable, then said court may reduce the geographical area and/or the length of time provisions herein, in order to make this Agreement enforceable and reasonable. This Agreement shall be governed by Missouri law. The parties agree that venue for any action brought under this Agreement shall be in the state of New York. In construing this Agreement, neither of the parties hereto shall have any term or provision construed against such party solely by reason of such party having drafted same as each provision of this Agreement is deemed by the parties to have been jointly drafted by the Company and Second Party.

         6. SUPERSEDES PRIOR AGREEMENT - This Covenant Not to Compete shall commence upon the date hereof. This Agreement shall, upon its commencement, supersede any prior Covenants Not to Compete between Second Party and the Company.

         7. SECOND PARTY ACKNOWLEDGMENT - The Second Party, acknowledges that he has voluntarily and knowingly entered into this Agreement and that this Agreement encompasses the full and complete agreement between the parties with respect to the matters set forth herein.

         Executed on this 1 day of April 2002.


BIODELIVERY SCIENCES INTERNATIONAL, INC.             SECOND PARTY

By:         /s/ James A. McNulty                /s/ Francis E. O'Donnell
         ---------------------------         -----------------------------------
         James A. McNulty  Its  CFO                 Francis E. O'Donnell